UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 6, 2007
Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31817	42-1241468
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of		Identification
incorporation)		No.)

44 South Bayles Avenue
Port Washington, NY		11050-3765
(Address of principal		(Zip Code)
executive
offices)
(516) 767-6492
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01. Results of Operations and Financial Condition, and Regulation FD.
     The information in this Current Report on Form 8-K is furnished under Item 2.02 – “Results of Operations and Financial Condition” and Item 7.01 – “Regulation FD Disclosure”. This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
     On August 6, 2007, Cedar Shopping Centers, Inc. (the “Company”) issued a press release announcing its comparative financial results for the three and six months ended June 30, 2007. That press release also referred to certain supplemental financial information that is available on the Company’s website. The text of the press release and the supplemental financial information are attached hereto as Exhibits 99.1 and 99.2, respectively.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Press release dated August 6, 2007.

99.2	Cedar Shopping Centers, Inc. Supplemental Financial Information for the quarter ended June 30, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ LAWRENCE E. KREIDER, JR.

Lawrence E. Kreider, Jr. Chief Financial Officer (Principal financial officer)

Dated: August 6, 2007